Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
Factors Affecting Comparability

The following tables present our financial results and operating data for each quarterly period of the current and prior fiscal years.  During the periods covered by this report, we acquired businesses from Phillips 66 that were considered transfers of businesses between entities under common control, which requires them to be accounted for as if the transfers had occurred at the beginning of the period of transfer, with financial statements for prior periods retrospectively adjusted to furnish comparative information. Accordingly, the consolidated financial and operating information included in the following tables has been retrospectively adjusted to include the historical financial and operating results of these acquired businesses prior to the effective date of acquisition. We refer to the results of these pre-acquisition periods as those of our “Predecessors” in the tables below.  Tables labeled “Phillips 66 Partners LP” exclude Predecessors, while tables labeled “Consolidated” include Predecessors.  The statements of income provided on pages 1 through 3 are designed to enable users to evaluate the financial effect of these business combinations in accordance with Accounting Standard Codification 805-10-50-1.

STATEMENT OF INCOME

PHILLIPS 66 PARTNERS LP

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Operating revenues—related parties	249				249	184	186	193	244	807
Operating revenues—third parties	7				7	10	11	11	8	40
Equity in earnings of affiliates	98				98	33	37	41	74	185
Other income	1				1	7	—	—	1	8
Total revenues and other income	355				355	234	234	245	327	1,040

Costs and Expenses
Operating and maintenance expenses	97				97	62	57	69	81	269
Depreciation	28				28	26	26	30	28	110
General and administrative expenses	16				16	16	16	16	17	65
Taxes other than income taxes	10				10	9	7	7	8	31
Interest and debt expense	30				30	24	24	23	29	100
Other expenses	—				—	—	—	1	—	1
Total costs and expenses	181				181	137	130	146	163	576
Income before income taxes	174				174	97	104	99	164	464
Income tax expense	2				2	—	1	—	2	3
Net income	172				172	97	103	99	162	461
Less: Preferred unitholders’ interest in net income attributable to the Partnership	9				9	—	—	—	9	9
Less: General partner’s interest in net income attributable to the Partnership	53				53	32	37	43	48	160
Limited partners’ interest in net income attributable to the Partnership	110				110	65	66	56	105	292

Adjusted EBITDA	247				247	163	166	171	254	754

Distributable Cash Flow	194				194	124	140	136	172	572

Exhibit 99.2

STATEMENT OF INCOME (continued)

PREDECESSORS

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr*	2nd Qtr*	3rd Qtr*	4th Qtr†	YTD
Revenues and Other Income
Operating revenues—related parties	—				—	26	30	29	2	87
Equity in earnings of affiliates	—				—	—	11	25	2	38
Other income	—				—	2	2	—	—	4
Total revenues and other income	—				—	28	43	54	4	129

Costs and Expenses
Operating and maintenance expenses	—				—	12	22	17	1	52
Depreciation	—				—	2	2	2	—	6
General and administrative expenses	—				—	1	2	1	—	4
Taxes other than income taxes	—				—	—	1	—	1	2
Interest and debt expense	—				—	—	—	1	—	1
Total costs and expenses	—				—	15	27	21	2	65
Income before income taxes	—				—	13	16	33	2	64
Income tax expense	—				—	—	—	1	—	1
Net income attributable to Predecessors	—				—	13	16	32	2	63

EBITDA attributable to Predecessors*	—				—	14	17	36	2	69
* Includes rounding impacts.
† In accordance with contractual terms of the Bakken Pipeline/MSLP acquisition, Q4 2017 EBITDA attributable to Predecessors did not affect Q4 2017 Distributable Cash Flow as the effective closing date of the transaction was October 1, 2017.

Exhibit 99.2

STATEMENT OF INCOME (continued)

CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Operating revenues—related parties	249				249	210	216	222	246	894
Operating revenues—third parties	7				7	10	11	11	8	40
Equity in earnings of affiliates	98				98	33	48	66	76	223
Other income	1				1	9	2	—	1	12
Total revenues and other income	355				355	262	277	299	331	1,169

Costs and Expenses
Operating and maintenance expenses	97				97	74	79	86	82	321
Depreciation	28				28	28	28	32	28	116
General and administrative expenses	16				16	17	18	17	17	69
Taxes other than income taxes	10				10	9	8	7	9	33
Interest and debt expense	30				30	24	24	24	29	101
Other expenses	—				—	—	—	1	—	1
Total costs and expenses	181				181	152	157	167	165	641
Income before income taxes	174				174	110	120	132	166	528
Income tax expense	2				2	—	1	1	2	4
Net income	172				172	110	119	131	164	524
Less: Net income attributable to Predecessors	—				—	13	16	32	2	63
Net income attributable to the Partnership	172				172	97	103	99	162	461
Less: Preferred unitholders’ interest in net income attributable to the Partnership	9				9	—	—	—	9	9
Less: General partner’s interest in net income attributable to the Partnership	53				53	32	37	43	48	160
Limited partners’ interest in net income attributable to the Partnership	110				110	65	66	56	105	292

Net Income Attributable to the Partnership Per Limited Partner Unit (dollars)
Common units—basic	0.91				0.91	0.60	0.61	0.51	0.86	2.60
Common units—diluted	0.87				0.87	0.60	0.61	0.51	0.83	2.59

Weighted-Average Limited Partner Units Outstanding (thousands)
Common units—basic	121,610				121,610	107,400	109,189	110,506	120,953	112,045
Common units—diluted	135,429				135,429	107,400	109,189	110,506	134,021	115,339

Exhibit 99.2

SELECTED OPERATING DATA

PHILLIPS 66 PARTNERS LP

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Wholly Owned Operating Data
Pipelines
Pipeline revenues (millions of dollars)	102				102	102	103	109	110	424
Pipeline volumes(1) (thousands of barrels daily)
Crude oil	947				947	874	871	952	968	916
Refined products and NGL	798				798	932	973	917	978	950
Total	1,745				1,745	1,806	1,844	1,869	1,946	1,866

Average pipeline revenue per barrel (dollars)	0.65				0.65	0.63	0.61	0.63	0.62	0.62

Terminals
Terminal revenues (millions of dollars)	39				39	37	37	38	40	152
Terminal throughput (thousands of barrels daily)
Crude oil(2)	447				447	363	374	467	478	421
Refined products	719				719	801	742	726	798	767
Total	1,166				1,166	1,164	1,116	1,193	1,276	1,188

Average terminaling revenue per barrel (dollars)	0.37				0.37	0.35	0.36	0.35	0.34	0.35

Storage, processing and other revenues (millions of dollars)	115				115	55	57	57	102	271
Total operating revenues (millions of dollars)	256				256	194	197	204	252	847

Joint-Venture Operating Data(3)
Crude oil, refined products and NGL (thousands of barrels daily)	603				603	350	443	533	559	472
(1) Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2) Bayway and Ferndale rail rack volumes included in crude oil terminals.
(3) Proportional share of total pipeline and terminal volumes of joint ventures consistent with recognized equity in earnings of affiliates.

Exhibit 99.2

SELECTED OPERATING DATA (continued)

CONSOLIDATED

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Wholly Owned Operating Data
Pipelines
Pipeline revenues (millions of dollars)	102				102	102	103	109	110	424
Pipeline volumes(1) (thousands of barrels daily)
Crude oil	947				947	874	871	952	968	916
Refined products and NGL	798				798	932	973	917	978	950
Total	1,745				1,745	1,806	1,844	1,869	1,946	1,866

Average pipeline revenue per barrel (dollars)	0.65				0.65	0.63	0.61	0.63	0.62	0.62

Terminals
Terminal revenues (millions of dollars)	39				39	37	37	38	40	152
Terminal throughput (thousands of barrels daily)
Crude oil(2)	447				447	363	374	467	478	421
Refined products	719				719	801	742	726	798	767
Total	1,166				1,166	1,164	1,116	1,193	1,276	1,188

Average terminaling revenue per barrel (dollars)	0.37				0.37	0.35	0.36	0.35	0.34	0.35

Storage, processing and other revenues (millions of dollars)	115				115	81	87	86	104	358
Total operating revenues (millions of dollars)	256				256	220	227	233	254	934

Joint-Venture Operating Data(3)
Crude oil, refined products and NGL (thousands of barrels daily)	603				603	350	443	533	559	472
(1) Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2) Bayway and Ferndale rail rack volumes included in crude oil terminals.
(3) Proportional share of total pipeline and terminal volumes of joint ventures consistent with recognized equity in earnings of affiliates.

Exhibit 99.2

CAPITAL EXPENDITURES AND INVESTMENTS

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Capital Expenditures and Investments
Expansion	57				57	42	65	87	106	300
Maintenance	12				12	11	10	10	21	52
Total Partnership	69				69	53	75	97	127	352
Predecessors	—				—	5	55	21	1	82
Total Consolidated	69				69	58	130	118	128	434

CASH DISTRIBUTIONS

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Common Unit (Dollars)	0.714				0.714	0.586	0.615	0.646	0.678	2.525

Cash Distributions† ($ Millions)
Common units—public	38				38	26	28	34	36	124
Common units—Phillips 66	50				50	37	40	44	46	167
General partner—Phillips 66	51				51	32	36	43	47	158
Total	139				139	95	104	121	129	449

Coverage Ratio*	1.40				1.40	1.31	1.35	1.12	1.33	1.27
† Cash distributions declared attributable to the indicated periods.
* Calculated as distributable cash flow divided by total cash distributions. Used to indicate the Partnership’s ability to pay cash distributions from current earnings.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION

CONSOLIDATED

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income Attributable to the Partnership
Net income attributable to the Partnership	172				172	97	103	99	162	461
Plus:
Net income attributable to the Predecessors	—				—	13	16	32	2	63
Net income	172				172	110	119	131	164	524
Plus:
Depreciation	28				28	28	28	32	28	116
Net interest expense	29				29	23	23	24	29	99
Income tax expense	2				2	—	1	1	2	4
EBITDA	231				231	161	171	188	223	743
Proportional share of equity affiliates’ net interest, taxes and depreciation	15				15	12	12	13	29	66
Expenses indemnified or prefunded by Phillips 66	—				—	3	—	4	1	8
Transaction costs associated with acquisitions	1				1	1	—	2	1	4
EBITDA attributable to Predecessors	—				—	(14)	(17)	(36)	—	(67)
Adjusted EBITDA	247				247	163	166	171	254	754
Plus:
Deferred revenue impacts*†	5				5	4	4	1	(3)	6
Less:
Equity affiliate distributions less than proportional EBITDA	10				10	8	(4)	3	22	29
Maintenance capital expenditures†	10				10	11	10	10	19	50
Net interest expense	29				29	24	24	23	29	100
Preferred unit distributions	9				9	—	—	—	9	9
Distributable cash flow	194				194	124	140	136	172	572
* Difference between cash receipts and revenue recognition.
† Excludes MSLP capital reimbursements and turnaround impacts.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)

CONSOLIDATED

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Cash Provided by Operating Activities
Net cash provided by operating activities	171				171	155	136	195	238	724
Plus:
Net interest expense	29				29	23	23	24	29	99
Income tax expense	2				2	—	1	1	2	4
Changes in working capital	(17)				(17)	(19)	8	(19)	—	(30)
Undistributed equity earnings	8				8	4	5	(9)	1	1
Deferred revenues and other liabilities	38				38	—	—	2	(45)	(43)
Other	—				—	(2)	(2)	(6)	(2)	(12)
EBITDA	231				231	161	171	188	223	743
Proportional share of equity affiliates’ net interest, taxes and depreciation	15				15	12	12	13	29	66
Expenses indemnified or prefunded by Phillips 66	—				—	3	—	4	1	8
Transaction costs associated with acquisitions	1				1	1	—	2	1	4
EBITDA attributable to Predecessors	—				—	(14)	(17)	(36)	—	(67)
Adjusted EBITDA	247				247	163	166	171	254	754
Plus:
Deferred revenue impacts*†	5				5	4	4	1	(3)	6
Less:
Equity affiliate distributions less than proportional EBITDA	10				10	8	(4)	3	22	29
Maintenance capital expenditures†	10				10	11	10	10	19	50
Net interest expense	29				29	24	24	23	29	100
Preferred unit distributions	9				9	—	—	—	9	9
Distributable cash flow	194				194	124	140	136	172	572
* Difference between cash receipts and revenue recognition.
† Excludes MSLP capital reimbursements and turnaround impacts.